UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)     April 21, 2004

                     Internet Business's International, Inc.
             (Exact name of registrant as specified in its charter)

                   Nevada                                 33-0845463
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

           2250 East Tropicana, Suite 19-309, Las Vegas, Nevada 89119
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code:  (775) 588-2387

                                      None
          (Former name or former address, if changed since last report)


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)  Previous  Independent  Accountants.

On April 21, 2004, Internet Business's International, Inc. (the "Company") dismissed Henry Schiffer CPA ("Schiffer") as its independent auditors. Schiffer reported on the Company's financial statements for the year ended June 30, 2003. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Company's Board of Directors based upon Section 102 of the Sarbanes-Oxley Act of 2002 prohibiting accounting firms that are not registered with the Public Company Accounting Oversight Board from preparing or issuing audit reports on U.S. public companies and from participating in such audits.

During the Company's most recent full fiscal year, the period ended June 30, 2003, and any subsequent interim period preceding the dismissal of Schiffer, there were no disagreements with Schiffer on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schiffer, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.


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The  Company has provided Schiffer with a copy of these disclosures. Attached as
Exhibit 16 to this Form 8-K is a copy of Schiffer's letter, dated April 21, 2004, stating its agreement with such statements.

(b)  New  Independent  Accountants.

The  Company  engaged  Kempisty  &  Company  Certified  Public  Accountants,  PC
("Kempisty") to act as its independent auditors, effective April 21, 2004. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Kempisty, the Company has not consulted Kempisty regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Kempisty did not provide either a written report or oral advice to the Company that Kempisty concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. Kempisty has not provided due diligence services in connection with proposed and/or consummated investment transactions by the Company and its affiliates.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                                       INTERNET BUSINESS'S
                                                       INTERNATIONAL, INC.

Date:  April  21,  2004                                By  /s/  Albert  R.  Reda
                                                           ----------------
                                                           Albert  R.  Reda
                                                           President


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